UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300 Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 03/31

Date of reporting period: 03/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2012

Fund Adviser:

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Toll Free 1-888-899-8343

DEAN SMALL CAP VALUE FUND

Management’s Discussion & Analysis

The Dean Small Cap Value Fund was up +1.58% net of fees for the twelve months ended March 31st, 2012, compared with a -1.07% return for the Russell 2000 Value Index and a -0.18% return for the Russell 2000 Index. The fund has outperformed the primary benchmark Russell 2000 Value Index by 1,270 bps (net of fees) with a cumulative return of 37.50% for the fund compared to 24.80% for the Russell 2000 Value Index since the current sub-advisor, Dean Capital Management, officially took over the investment management responsibilities on June 30, 2008. In that same time frame, the fund has also outperformed the secondary benchmark Russell 2000 Index by 1,051 bps (net of fees) by returning 37.50% cumulatively compared to 26.99% for the Russell 2000 Index.

Macro Factors Impacting Performance

If one were to look at the past twelve months of performance for the Dean Small Cap Value Fund, and the small cap market in general (actual returns listed above), one would think it was a fairly mundane year with returns clustered around zero. However, only looking at the final return conceals the extremely volatile path the market took to finish roughly unchanged.

After a strong showing in the previous fiscal year ended March 31st, 2011, where the Russell 2000 was up over 25%, the index rallied for only one more month in this fiscal year with a +2.6% return in April. It then proceeded to drop nearly 30% from its April high to its early October low as fears about European debt contagion and an economic slowdown took hold. This drop was only to be followed by a nearly 40% rally from the October low to the end of the fiscal year, March 31st, 2012, as the fears over Europe subsided and the economic data turned slightly more positive. It was an extremely volatile twelve months, to say the least, only to finish roughly unchanged for the Russell 2000.

Rather than get rattled by the volatility, we believe the process we follow at Dean Capital Management allows us to embrace it and take advantage of the emotional swings in the market. We do this through buying high quality companies that other investors are selling out of fear and by selling companies we deem as expensive to those investors that are buying out of greed. By focusing on normalized earnings power for each company we own, we can avoid extrapolation of recent trends and we can prevent emotion from driving our decisions. Our disciplined valuation process based on the true fundamentals of a company over a full economic cycle allowed us to outperform our benchmark (Russell 2000 Value Index), as well as the broader Russell 2000 in an extremely volatile twelve months.

Sector Performance (best/worst relative to benchmark)

The fund’s best performing sector relative to the primary benchmark for the twelve month period was Materials. Stock selection drove all the outperformance relative to the primary benchmark. In September, the market selloff was most pronounced in volatile and cyclical companies, and we took advantage by adding to our Materials weight in the portfolio. From this opportunistic buying, we benefited from the sharp rally off the bottom in early October through fiscal year end.

The second best performing sector relative to the primary benchmark was Industrials. Once again, stock selection accounted for all the outperformance relative to the primary benchmark. Similar to the Materials sector, we took advantage of the selloff in the more volatile and cyclical type of companies in September to add to our Industrials weight in the portfolio. As with our holdings we added in the Materials sector, our Industrial additions benefited from the sharp rally off the bottom in early October through fiscal year end.

The worst performing sector relative to the primary benchmark for the last twelve months was Consumer Staples. We benefited from being overweight in this sector relative to the primary benchmark; however, poor stock selection overshadowed the benefit from being overweight. We had a few companies that missed analysts’ earnings expectations by a wide margin, which led to sharp drops in the stock prices of those companies. These positions were sold as the fundamentals for the companies deteriorated beyond what we had originally envisioned at purchase and our thesis on these stocks had been broken.

The second worst performing sector relative to the primary benchmark was Information Technology. We were hurt by both our overweight relative to the primary benchmark as well as stock selection. We miscalculated how poor the fundamentals were in the solar industry and we were tempted by extremely low valuations. Our allocation to the solar industry accounted for most of our poor stock selection in the Information Technology sector. We have exited multiple positions that have exposure to the solar industry as the fundamentals appear to be much worse than we originally anticipated, even allowing for what we consider to be extremely cheap valuations for any company that has solar exposure.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was Delphi Financial (DFG). DFG, through its subsidiaries, offers a diverse portfolio of group employee benefit products, including life, disability, and workers’ compensation insurance. DFG was acquired by a Japanese insurance company, Tokio Marine Holdings, for $43.875 in cash plus an additional $1.00 cash dividend per share. This represented an approximate 75% premium over DFG’s closing price the day before the deal announcement. We had felt that DFG was grossly undervalued given the strong fundamentals it had shown through the economic downturn. The approximate premium of 75% closed the valuation gap that we saw; therefore, we sold our entire position on the deal announcement.

The second largest contributing stock was Terex (TEX). TEX is a global manufacturer of aerial work platforms, cranes, and various construction and materials processing equipment. TEX’s stock price was hit especially hard in September when the European debt contagion scare and economic slowdown fears were really taking hold. We saw an opportunity to buy a high quality company (over 75% of sales are generated in markets where TEX is the market leader) at an irrationally low valuation. We like to find opportunities to buy leaders in niche markets at attractive prices, and the selloff in TEX provided us with exactly that type of an opportunity. The stock rallied approximately 50% from our initial purchase price; as a result, we sold our entire position as we felt the market had swung too far from fear to greed on TEX.

The largest detracting stock in the period was Omega Protein (OME). OME produces fish meal products, crude and refined fish oils, and fish solubles used by animal feed manufacturers, commercial food processors, and nutritional supplement manufacturers. We feel that OME has a good product and has an enviable market position as it is the leading vertically integrated producer of omega-3 fish oil and specialty fish meal products. However, OME missed its third quarter earnings estimate by nearly 50% due to a sharp drop in pricing for its fish meal. The global supply of fish meal increased dramatically, especially from South America, leading to the poor pricing power. Our belief that this situation might not be temporary, coupled with new regulation that would limit the harvest of menhaden fish, (OME’s primary source of fish oil) led us to capture a tax loss as we exited the position for better risk/reward situations.

The second largest detracting stock was Dole Food (DOLE). DOLE produces, markets, and distributes bananas, packaged salads, and packaged fruit. DOLE reported third quarter earnings well below expectations. It was pressured from both lower banana end market pricing in Europe as well as higher input costs on commodities, including bananas, fuel, packaging, and fertilizer. Similar to OME, we feel DOLE has an enviable market position as it has the number one banana market share in the U.S. and Japan, and it is number two in Europe. However, this strong market positioning is not translating into pricing power, and as we readjust our normal earnings power estimate, DOLE’s return on capital does not currently meet our minimum requirement. As a result, we took another tax loss and sold our position because of the deteriorating fundamentals and lower than expected return on capital.

Current Positioning and Opportunities

Similar to what we wrote in our last annual report, we once again benefited from announced merger and acquisition activity. The fund had seven portfolio holdings announce their intentions to be acquired in the calendar year 2011 and there were three more in the first calendar quarter of 2012. Out of those 10 announced deals the most recent six deals have happened in the last two calendar quarters. The premiums (announced sale price over the last trading price before the deal announcement) were as follows: Complete Production Services (CPX) for an approximate 60% premium, Healthspring (HS) for an approximate 40% premium, Delphi Financial Group (DFG) for an approximate 75% premium, Solutia (SOA) for an approximate 42% premium, Thomas & Betts (TNB) for an approximate 24% premium, and Advance America Cash Advance (AEA) for an approximate 33% premium.

For those six deals, the average premium was approximately 45%. As we have been writing for over a year, we continue to see a disconnect between public market valuations and private market values, which is illustrated by the average 45% premium as seen in these last six deals. The private market continues to see compelling values relative to the public market, and in the case of the most recent deals in our portfolio, the private market is expressing that some public market valuations are nearly half of what they should be.

We look for this trend to continue as large corporations and private equity firms have significant amounts of cash available to use for merger and acquisition activity. We feel this could be favorable to our investment style as the attributes we look for in companies such has high free cash flow generation, high returns on capital, solid balance sheets, market dominance in niche businesses, and attractive valuations are attributes that private equity buyers as well as strategic buyers look for in an acquisition target.

Our largest overweight sectors relative to the primary benchmark are currently in Information Technology and Consumer Staples sector. Our largest underweight sectors relative to the primary benchmark are currently in the Financials and Utilities sectors. This is all a residual of our bottom up opportunities and not based on a top down macro call on the market or economy.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process will result in favorable results over time.

Thank you for your continued confidence in Dean.

Performance Summary

Returns for the Period Ended March 31, 2012*

	Total	Average Annual
Fund/Index	1 Year	Since June 30, 2008 **	5 Year	10 Year
Dean Small Cap Value Fund	1.58%	8.86%	1.43%	5.03%
Russell 2000 Value Index***	-1.07%	6.09%	0.01%	6.59%
Russell 2000 Index***	-0.18%	6.58%	2.13%	6.45%

Total annual operating expenses, as disclosed in the Fund's prospectus, were 1.94% of average daily net assets (1.26% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets through July 31, 2012, subject to the adviser's right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 1.25% expense cap. This expense cap may not be terminated prior to July 31, 2012 except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	Return figures reflect period of returns from when current sub-advisor, Dean Capital Management, officially took over the investment management responsibilities on June 30, 2008, in comparison to The Russell 2000 Value Index. This comparison was outlined in the first paragraph of the Management Discussion and Analysis of the Small Cap Value Fund.
***	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2002 and held through March 31, 2012.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN MID CAP VALUE FUND

Management’s Discussion & Analysis

The Dean Mid Cap Value Fund (“Mid Fund”) was up 3.29% net of fees for the year ended March 31st, 2012, compared with a 2.28% return for the Russell Midcap Value Index and a 3.31% return for the Russell Midcap Index.

Macro Factors Impacting Performance

The fiscal year for the fund proved to be a tale of two vastly different stories. While the returns for the past twelve months are slightly positive, much uncertainty and volatility was incurred to reach the end point.

As 2011 began, optimism ensued as the economy appeared to be on an improving track. Stock indexes were up meaningfully from the March 2009 low and economic reports were showing steady improvement. However, the year moved forward, financial and political stability once again impacted the markets negatively. Concerns were rising that sovereign debt of Greece would end in default as it became apparent that the country was going to need a bailout by the European Union. Fear spread throughout the market that the impacts of European Union debt problems would not be contained to the continent. Fears of another recession ensued causing the Russell Midcap Value Index to fall 18.46% in DALCX’s second fiscal quarter ended September 30, 2011.

These fears forced a severe correction in many economically sensitive areas of the market. Focusing on our normalized earnings process for valuation, we raised our investments in economically sensitive areas such as Consumer Discretionary and Industrials and to a lesser degree, Financials and Materials. This proved beneficial as Materials, Consumer Discretionary, Industrials and Financials led the market from September 30, 2011 to March 31, 2012.

Due to the flight away from volatility during the European debt crisis, yields on Treasury Securities were pushed to their lowest level in decades. This along with the search for yield was evident in the equity market. Sectors and Industries with higher yields and/or a lower perceived level of volatility, performed well in the year. Consumer Staples, Utilities, Health Care and REITs all outperformed the benchmark in the year.

Sector Performance (best/worst relative to benchmark)

Consumer Discretionary was the best performing sector for the twelve month period relative to the Russell Midcap Value Index. This sector typically does well in periods of improving employment and increased consumer confidence, which was the case in the second half of the period. After European economic concerns roiled the markets in August and September of 2011, we took advantage of the selloff and increased our exposure to Consumer Discretionary stocks in the portfolio. Consumer Discretionary ended the fiscal year as our largest overweight sector and was the second best performing sector in the Russell Midcap Value Index for the fiscal year. Performance was driven both by our overweight in the sector as well as stock selection within the Textiles Apparel & Luxury Goods industry and the Media industry.

The second best performing sector for the fiscal year was Financials. While the overall sector underperformed the benchmark in the period, the REIT industry was the exception and the only Financial industry to outperform. As REITs are our largest underweight within the sector, our allocation for the period was negative. The fund’s outperformance in the sector was driven by stock selection, primarily by Delphi Financial Group, which was purchased by Tokio Marine Holdings and was a top 10 holding at the time.

The worst performing sector relative to the benchmark was Energy, which we were overweight for the year. Energy was also the worst performing sector within the benchmark. Stock selection drove underperformance as stocks related to natural gas suffered in the period. The portfolio was impacted by investments in Forest Oil and Newfield Exploration, both exploration and production companies with a large percent of production from natural gas, Baker Hughes, a leader in North American pressure pumping used in fracturing technology and Alpha Natural Resources, a coal stock. Coal prices move in relation to natural gas as utilities can switch some production to gas fired power plants. Due to an extremely warm winter and increased natural gas production on the back of improved shale technologies, natural gas exited the year with storage levels 61.2% above the 5 year average. High levels of storage and production forced natural gas futures (NYMEX Generic 1st Month) to their lowest level in 10 years, exiting the quarter at $2.126 per mmbtu. This was 51.6% lower than the previous year’s price of $4.389 per mmbtu.

Utilities was the second worst performing sector for the fiscal year. On average, Utilities were our largest underweight for the year and ended up being the third best performing sector in the benchmark. With extremely low yields available in the Treasury markets, investors sought yield and safety in other areas of the market, including Utilities, Consumer Staples and REITs. Consumer Staples was the top performing sector for the period and REITs were the only Financial industry to post performance above the benchmark. Along with a negative impact due to allocation, our stock selection also lagged as our holdings were natural gas Utilities which materially underperformed the sector.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was Delphi Financial Group (DFG). Delphi Financial provides integrated employee benefit services and related insurance for long and short-term disability, excess workers’ compensation, group life, travel and dental coverage. Tokio Marine Holdings, Japan’s second-largest casualty insurer, agreed to acquire DFG for $43.875 in cash plus an additional $1.00 cash dividend, a greater than 70% premium. With the significant premium and the undervaluation in the shares realized, we exited the position on the announcement. The stock was up 45.24% during the period held in the fiscal year.

The second largest contributing stock was Macy’s (M), up 64.02% for the period held in the fiscal year. Macy’s is a multiline department store which operates approximately 850 Macy’s and Bloomingdale’s stores. Its stores are primarily located in malls or anchors in retail lifestyle centers and sell family apparel, accessories, cosmetics, home furnishings and other consumer goods. Macy’s was purchased in early August as recession concerns drove the stock lower and was part of our effort to increase cyclical exposure on the European issues. The stock’s decline provided an opportunity to buy a leading department store which is successfully executing merchandising and operating efficiency initiatives. Improvements in consumer sentiment and overall economic reports have driven the Consumer Discretionary sector higher in the second half of the year. Macy’s was still held at the end of the period as company initiatives continue to position the company for future growth. However, the valuation of the stock is not as attractive currently and could be a source for funding new ideas.

The worst contributing stock for the year was Forest Oil (FST). Forest Oil is an Energy & Production (E&P) company with its primary assets in the onshore Gulf of Mexico and Mid-continent region with 70% of production in natural gas. The company has key assets in growth areas in the Granite Wash play in the Texas Panhandle and Eagle Ford Shale in southeast Texas. A new developing area is the Wolfcamp Shale in western Texas. In a weakening commodity price environment, Forest Oil’s above peer financial and operational leverage has worked against the stock. In addition, the company has had to reduce production volume guidance as the current Granite Wash wells are declining in production faster than expected. Leverage, coupled with operational issues and low commodity prices, drove the stock lower for the fiscal year. We continue to hold Forest Oil. While the company has had operational issues that have plagued its growth prospects, we believe the company holds attractive assets not being recognized by the market.

Newfield Exploration Co (NFX) was the second worst contributing stock in the period. NFX is another gas leveraged Exploration and Production stock with over 60% of production from natural gas. Newfield Exploration’s key assets are in the Granite Wash and Bakken along with emerging plays in the Marcellus, Eagle Ford and Alberta Basin. The company has had company specific issues that have impacted production as well as reserve additions. With natural gas prices low, the company is taking the correct course of action to curb gas production and spend within cash flow. However, this reduces the ability for the company to grow and add reserves. With the company fundamentals in a negative cycle on the back of weak commodity prices, the stock was down for the period. We continue to hold Newfield Exploration for similar reasons as Forest Oil. We expect the stock to benefit from improving company operations, as well as a beneficial shift in production to more oil.

Current Positioning and Opportunities

Future opportunities are less pronounced than six months ago, following two quarters of strong performance. Overall we view the economy to be in the early stages of a very slow recovery but improving. With uncertainty about the strength of the recovery, we do expect news flow to create ample opportunity to buy quality stocks with a reasonable valuation. With this backdrop, our largest overweight sectors relative to the benchmark continue to be in the Consumer Discretionary and Industrials sectors followed by Materials and Energy. Our largest underweight is in Utilities. While the overvaluation in Utilities is not as pronounced as September 2011, the safety premium still exists in many traditionally defensive sectors. While economically sensitive sectors have performed well over the past two quarters, our view of normalized earnings continues to highlight opportunities as an economic rebound takes hold. One of the key opportunities currently resides in natural gas focused energy companies. Increased use of fracturing technology has led to a structural change in production economics. However, supplies have become so robust that spot natural gas prices have fallen at or near the marginal cost of production. Early signs of a correction are appearing as drilling plans are abandoned and wells are shut-in. We see opportunities to purchase companies with low cost production or leading service positions within the sector.

We continue to utilize our normalization process to identify companies with low valuations and expectations that exhibit solid underlying fundamental characteristics. We believe finding these companies with transitory issues will lead to a favorable risk/reward over time.

Performance Summary

Returns for the Period Ended March 31, 2012*

	Total	Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	3.29%	-1.84%	0.93%
Russell Midcap Value Index**	2.28%	1.26%	8.02%
Russell Midcap Index**	3.31%	3.03%	7.85%
Russell 1000 Value Index**	4.79%	-0.81%	4.58%
Russell 1000 Index**	7.86%	2.19%	4.53%

Total annual operating expenses, as disclosed in the Fund's prospectus, were 2.52% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets through July 31, 2012, subject to the adviser's right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 1.50% expense cap. This expense cap may not be terminated prior to July 31, 2012 except by the Board of Trustees

As of March 31, 2011, the Fund changed its name from Dean Large Cap Value Fund to the Dean Mid Cap Value Fund and changed its capitalization range from large capitalization stocks to mid capitalization stocks. The resulting change in strategy was accompanied by a change, by the Fund, in Indexes used to compare Fund performance. (Indices used were changed from the Russell 1000 Value Index and Russell 1000 Index to the Russell Midcap Value Index and Russell Midcap Index.)

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell Midcap, the Russell Midcap Value, the Russell 1000 and the Russell 1000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index on March 31, 2002 and held through March 31, 2012.

The Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS – (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES – (UNAUDITED)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period October 1, 2011 – March 31, 2012*
Actual	$1,000.00	$1,344.59	$7.33
Hypothetical**	$1,000.00	$1,018.75	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period October 1, 2011 – March 31, 2012*
Actual	$1,000.00	$1,320.35	$8.71
Hypothetical**	$1,000.00	$1,017.49	$7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2012

Shares	COMMON STOCKS - 95.53%	Fair Value

	Accident & Health Insurance - 1.71%
22,728	StanCorp Financial Group, Inc.	$930,484

	Agriculture Production - Livestock & Animal Specialties - 1.94%
27,448	Cal-Maine Foods, Inc.	1,050,160

	Aircraft & Parts - 1.63%
14,125	Triumph Group, Inc.	885,073

	Arrangement Of Transportation Of Freight Cargo - 0.47%
10,620	Brink’s Co. / The	253,499

	Bituminous Coal & Lignite Surface Mining - 1.99%
67,784	Cloud Peak Energy, Inc. *	1,079,799

	Communication Services - 1.92%
43,189	GeoEye, Inc. *	1,039,559

	Computer & Office Equipment - 0.99%
16,183	Lexmark International, Inc. - Class A	537,923

	Computer Communication Equipment - 1.04%
31,671	QLogic Corp. *	562,477

	Crude Petroleum & Natural Gas - 2.99%
9,115	Bill Barrett Corp. *	237,081
15,116	Contango Oil & Gas Co. *	890,484
37,205	EXCO Resources, Inc.	246,669
5,825	Unit Corp. *	249,077

		1,623,311

	Drilling Oil & Gas Wells - 1.49%
135,386	Parker Drilling Co. *	808,254

	Electric Houseware & Fans - 2.03%
32,319	Helen of Troy Ltd. *	1,099,169

	Electric Work - 0.96%
18,748	EMCOR Group, Inc.	519,695

	Electronic Components & Accessories - 1.26%
56,322	Vishay Intertechnology, Inc. *	684,876

	Fabricated Structural Metal Products - 0.99%
22,875	Harsco Corp.	536,648

	Fats & Oils - 0.52%
16,295	Darling International, Inc. *	283,859

	Fire, Marine & Casualties Insurance -2.49%
30,170	AmTrust Financial Services, Inc.	810,970
5,480	Enstar Group Ltd. *	542,465

		1,353,435

	Gas & Other Services, Combined - 1.24%
24,715	UGI Corp.	673,484

	Greeting Cards - 1.48%
52,528	American Greetings Corp. - Class A	805,780

	Guided Missiles & Space Vehicles & Parts - 1.98%
21,449	Alliant Techsystems, Inc.	1,075,024

	Heavy Construction Other Than Building Construction - Contractors - 0.97%
23,228	Foster Wheeler AG *	528,669

	Ice Cream & Frozen Desserts - 1.02%
45,821	Dean Foods Co. *	554,892

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2012

Shares	COMMON STOCKS - 95.53% - continued	Fair Value

	Industrial Instruments For Measurement, Display & Control - 2.17%
23,897	Mesa Laboratories, Inc.	$1,178,600

	Investment Advice - 1.18%
8,665	Diamond Hill Investment Group	638,177

	Life Insurance - 3.51%
86,385	American Equity Investment Life Holding Co.	1,103,136
31,762	Primerica, Inc.	800,720

		1,903,856

	Miscellaneous Electrical Machinery, Equipment & Supplies - 1.68%
26,073	Spectrum Brand Holdings, Inc. *	911,512

	Miscellaneous - Fabricated Metal Products - 1.01%
11,282	Crane Co.	547,177

	Miscellaneous - Industrial & Commercial Machinery & Equipment - 1.20%
17,605	Curtiss-Wright Corp.	651,561

	Motor Vehicles & Passenger Car Bodies - 0.43%
10,086	Oshkosh Corp. *	233,693

	Motor Vehicles Parts & Accessories - 1.89%
32,761	Dana Holding Corp.	507,796
13,918	Tenneco, Inc. *	517,054

		1,024,850

	National Commercial Banks - 1.03%
50,335	BBCN Bancorp, Inc *	560,229

	Oil, Gas Field Services - 1.03%
52,833	RPC, Inc.	560,553

	Ordance & Accessories, (No Vehicles/Guided Missiles) - 0.47%
3,390	National Presto Industries, Inc.	257,165

	Paperboard Containers & Boxes - 2.19%
21,274	Greif, Inc. - Class A	1,189,642

	Periodicals - Publishing or Publishing & Printing - 1.01%
16,856	Meredith Corp.	547,146

	Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.50%
30,595	Kraton Performance Polymers, Inc. *	812,909

	Plastics Products - 1.04%
38,264	Myers Industries, Inc.	564,394

	Poultry Slaughtering & Processing - 1.68%
17,215	Sanderson Farms, Inc.	912,911

	Retail - Apparel & Accessory Stores - 1.01%
18,569	Hanesbrand, Inc. *	548,528

	Retail - Grocery Stores - 0.95%
48,035	Roundy’s, Inc. *	513,974

	Retail - Shoe Stores - 1.11%
30,730	Collective Brands, Inc. *	604,152

	Security Brokers, Dealers & Flotation Companies - 0.97%
24,964	INTL FCStone, Inc. *	526,740

	Semiconductors & Related Devices - 0.93%
82,106	Amkor Technology, Inc. *	504,541

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2012

Shares	COMMON STOCKS - 95.53% - continued	Fair Value

	Services - Advertising - 1.66%
39,257	Valassis Communications, Inc. *	$902,911

	Services - Business Services - 1.25%
31,293	TNS, Inc. *	679,997

	Services - Computer Integrated Systems Design - 3.39%
15,424	CACI International, Inc. - Class A *	960,761
92,234	Datalink Corp. *	878,068

		1,838,829

	Services - Equipment Rental & Leasing - 1.35%
19,369	Rent-A-Center, Inc.	731,180

	Services - General Medical & Surgical Hospitals - 0.91%
73,770	Health Management Associates, Inc. - Class A *	495,734

	Services - Hospitals - 3.69%
51,911	HealthSouth Corp. *	1,063,137
19,207	Magellan Health Services, Inc. *	937,494

		2,000,631

	Services - Management Consulting Services - 0.95%
13,795	FTI Consulting, Inc. *	517,588

	Services - Management Services - 1.79%
28,170	ManTech International Corp. - Class A	970,738

	Services - Miscellaneous Health & Allied Services - 1.42%
29,804	Lincare Holdings, Inc.	771,328

	Special Industry Machinery (No Metalworking Machinery) - 0.50%
16,640	John Bean Technologies Corp.	269,568

	State Commercial Banks - 7.25%
38,737	Bryn Mawr Bank Corp.	869,258
20,660	Home Bancshares, Inc.	549,763
49,585	Southside Bancshares, Inc.	1,095,829
48,582	State Bank Financial Corp. *	850,671
118,394	Wilshire Bancorp., Inc. *	571,843

		3,937,364

	Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.75%
63,949	Commercial Metals Co.	947,724

	Surety Insurance - 0.50%
16,588	Assured Guaranty Ltd.	274,034

	Water Transportation - 1.51%
97,224	Rand Logistics, Inc. *	818,626

	Wholesale - Chemicals & Allied Products - 0.48%
5,208	Innophos Holdings, Inc.	261,025

	Wholesale - Computer & Peripheral Equipment & Software - 3.72%
57,404	Ingram Micro, Inc. *	1,065,418
17,546	Tech Data Corp. *	952,046

		2,017,464

	Wholesale - Groceries & Related Products - 0.48%
9,185	Nash Finch Co.	261,038

	Wholesale - Miscellaneous Durable Goods - 0.97%
13,130	Schnitzer Steel Industries, Inc. - Class A	523,821

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2012

Shares	COMMON STOCKS - 95.53% - continued	Fair Value

	Wholesale - Miscellaneous Nondurable Goods - 1.52%
20,523	Jarden Corp.	$825,640

	Wholesale - Petroleum & Petroleum Products (No Bulk Stations) - 1.34%
22,015	Macquarie Infrastructure Company LLC	726,275

	TOTAL COMMON STOCKS (Cost $47,735,102)	51,849,895

	REAL ESTATE INVESTMENT TRUSTS - 3.98%
36,636	Hospitality Properties Trust	969,755
59,396	Inland Real Estate Corp.	526,843
36,248	One Liberty Properties, Inc.	663,338

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,912,464)	2,159,936

	MONEY MARKET SECURITIES - 0.75%
406,841	Fidelity Institutional Money Market Portfolio, 0.26% (a)	406,841

	TOTAL MONEY MARKET SECURITIES (Cost $406,841)	406,841

	TOTAL INVESTMENTS (Cost $50,054,407) - 100.26%	$54,416,672

	Liabilities in excess of other assets - (0.26%)	(139,397)

	TOTAL NET ASSETS - 100.00%	$54,277,275

*	Non-income producing securities.
(a)	Variable rate security; the money market rate shown represents the rate at March 31, 2012.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2012

Shares	COMMON STOCKS - 91.77%	Fair Value

	Accident & Health Insurance - 3.51%
3,210	Reinsurance Group Of America, Inc.	$190,899
7,850	Unum Group	192,168

		383,067

	Apparel & Other Finished Products of Fabrics & Similar Materials - 1.58%
6,280	Gildan Activewear, Inc.	173,014

	Auto Controls For Regulating Residential & Commercial Environment - 1.36%
3,585	Ingersoll-Rand PLC	148,240

	Beverages - 1.37%
3,735	Dr Pepper Snapple Group, Inc.	150,184

	Canned Fruits, Vegetable & Preserves, Jams & Jellies - 1.96%
2,630	JM Smucker Co./The	213,977

	Chemicals & Allied Products - 1.84%
1,895	FMC Corp.	200,605

	Crude Petroleum & Natural Gas - 4.65%
10,495	Forest Oil Corp. *	127,199
4,640	Newfield Exploration Company *	160,915
2,250	Noble Energy, Inc.	220,005

		508,119

	Cutlery, Handtools, & General Hardware - 1.57%
2,815	Snap-On, Inc.	171,631

	Drawing & Insulating Nonferrous Wire - 1.52%
5,725	General Cable Corp. *	166,483

	Electric Lighting & Wiring Equipment - 1.68%
2,865	Cooper Industries PLC	183,217

	Electronic Connectors - 1.83%
7,100	Molex Inc.	199,652

	Fire, Marine & Casualty Insurance - 1.29%
3,890	W.R. Berkley Corp.	140,507

	Grain Mill Products - 1.94%
3,685	Corn Products International, Inc.	212,440

	Household Appliances - 1.73%
2,455	Whirlpool Corp.	188,691

	Insurance Agents Brokers & Services - 1.35%
4,230	Willis Group Holdings PLC	147,965

	Investment Advice - 3.50%
2,850	Ameriprise Financial, Inc.	162,821
8,255	Invesco Ltd.	220,161

		382,982

	Life Insurance - 1.96%
4,292	Torchmark Corp.	213,956

	Men’s & Boys’ Furnishings, Work Clothing, & Allied Garments - 1.68%
2,050	PVH Corp.	183,126

	Metalworking Machinery & Equipment - 1.83%
2,575	SPX Corp.	199,640

	Miscellaneous Fabricated Metal Products - 1.49%
1,930	Parker Hannifin Corp.	163,181

	Miscellaneous Manufacturing Industries - 1.47%
9,575	International Game Technology	160,764

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2012

Shares	COMMON STOCKS - 91.77% - continued	Fair Value

	Motor Vehicle Parts & Accessories - 1.37%
2,235	Autoliv, Inc.	$149,857

	National Commercial Banks - 3.53%
21,465	KeyCorp	182,453
9,455	Zions Bancorporation	202,904

		385,357

	Natural Gas Distribution - 3.15%
4,220	AGL Resources, Inc.	165,508
3,715	National Fuel Gas Co.	178,766

		344,274

	Oil & Gas Field Machinery & Equipment - 1.68%
4,386	Baker Hughes, Inc.	183,949

	Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.41%
2,405	Zimmer Holdings, Inc.	154,593

	Paper Mills - 1.39%
4,810	MeadWestvaco Corp.	151,948

	Paperboard Containers & Boxes - 2.14%
4,180	Greif, Inc. - Class A	233,746

	Petroleum Refining -1.32%
2,559	Murphy Oil Corp.	143,995

	Perfumes, Cosmetics & Other Toilet Preparations - 1.70%
9,625	Avon Products, Inc.	186,340

	Personal Credit Institutions - 1.47%
4,825	Discover Financial Services	160,866

	Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.69%
2,885	Albemarle Corp.	184,409

	Pumps & Pumping Equipment - 1.73%
1,640	Flowserve Corp.	189,436

	Railroad, Line-Haul Operating - 1.36%
6,910	CSX Corp.	148,703

	Retail - Auto & Home Supply Store - 1.38%
1,705	Advance Auto Parts, Inc.	151,012

	Retail - Department Stores - 1.93%
5,300	Macy’s, Inc.	210,569

	Retail - Eating Places - 2.08%
4,435	Darden Restaurants, Inc.	226,895

	Retail - Miscellaneous Shopping Goods Stores - 1.76%
11,910	Staples, Inc.	192,704

	Semiconductors & Related Devices - 1.76%
5,725	Linear Technology Corp.	192,933

	Services - Advertising Agencies - 1.63%
15,605	Interpublic Group of Companies, Inc./The	178,053

	Services - Help Supply Services - 1.61%
3,720	Manpower, Inc.	176,216

	Services - Management Consultant Services - 1.52%
2,510	Towers Watson & Co. - Class A	165,836

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2012

Shares	COMMON STOCKS - 91.77% - continued	Fair Value

	Services - Prepackaged Software - 2.22%
7,905	Synopsys, Inc. *	$242,367

	State Commercial Banks - 2.48%
2,968	Commerce Bancshares, Inc.	120,263
1,740	M&T Bank Corp.	151,171

		271,434

	Surgical & Medical Instruments & Apparatus - 3.62%
2,355	C.R. Bard, Inc.	232,486
2,660	Teleflex, Inc.	162,659

		395,145

	Wholesale - Electronic Parts & Equipment - 1.88%
4,895	Arrow Electronics, Inc. *	205,443

	Wholesale - Misc. Durable Goods - 1.29%
3,545	Schnitzer Steel Industries, Inc.	141,428

	X-Ray Apparatus & Tubes & Related Irridation Apparatus - 1.56%
7,920	Hologic, Inc. *	170,676

	TOTAL COMMON STOCKS (Cost $9,247,888)	10,029,625

	REAL ESTATE INVESTMENT TRUSTS - 6.06%
8,175	BioMed Realty Trust, Inc.	155,161
2,270	Digital Realty Trust, Inc.	167,912
9,540	Host Hotels & Resorts, Inc.	156,647
6,910	Weingarten Realty Investors	182,631

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $573,937)	662,351

	MONEY MARKET SECURITIES - 2.12%
231,444	Fidelity Institutional Money Market Portfolio, 0.26% (a)	231,444

	TOTAL MONEY MARKET SECURITIES (Cost $231,444)	231,444

	TOTAL INVESTMENTS (Cost $10,053,269) - 99.95%	$10,923,420

	Other assets less liabilities - 0.05%	5,169

	TOTAL NET ASSETS - 100.00%	$10,928,589

* Non-income producing securities.

(a) Variable rate security; the money market rate shown represents the rate at March 31, 2012.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2012

	Small Cap Value Fund	Mid Cap Value Fund
ASSETS
Investment in securities:
At cost	$50,054,407	$10,053,269

At value	$54,416,672	$10,923,420
Receivable for capital stock sold	139,761	—
Dividends receivable	30,903	18,313
Interest receivable	526	27
Prepaid expenses	23,406	16,331

TOTAL ASSETS	54,611,268	10,958,091

LIABILITIES
Payable for securities purchased	267,515	—
Payable to Adviser (a)	27,914	3,457
Payable to Administrator (a)	15,417	4,413
Payable to custodian (a)	1,157	157
Payable to trustees & officers	820	820
Payable for capital stock purchased	—	3,066
Accrued expenses	21,170	17,589

TOTAL LIABILITIES	333,993	29,502

NET ASSETS	$54,277,275	$10,928,589

Net assets consist of:
Paid in capital	$50,716,878	$14,591,497
Accumulated undistributed net investment income	147,968	32,869
Accumulated net realized gains (losses) from security transactions	(949,836)	(4,565,928)
Net unrealized appreciation (depreciation) on investments	4,362,265	870,151

NET ASSETS	$54,277,275	$10,928,589

Shares of beneficial interest outstanding (unlimited numbers of shares authorized)	4,686,764	1,010,851

Net asset value, offering, and redemption price per share	$11.58	$10.81

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the Fiscal Year Ended March 31, 2012

	Small Cap Value Fund	Mid Cap Value Fund
Investment Income
Dividends (net of foreign withholding tax of $135 for the Mid Cap Fund)	$710,722	$177,712
Interest	2,444	187

Total Income	713,166	177,899

Expenses
Investment advisory fees (a)	397,477	96,809
Administration expenses (a)	116,021	27,551
Transfer agent expenses (a)	37,306	22,548
Custody expenses (a)	33,825	12,060
Registration expenses	19,554	27,108
Legal expenses	15,590	18,393
Audit expenses	13,500	14,350
Printing expenses	13,214	2,007
CCO expenses	8,856	8,856
Trustees expenses	8,698	8,697
Pricing expenses	3,867	3,915
Insurance expenses	3,301	3,301
Miscellaneous expenses	2,393	2,249
24F-2 fees	2,053	57
Other	11	21

Total Expenses	675,666	247,922
Fees waived and expenses reimbursed by Adviser (a)	(110,319)	(102,935)

Net Expenses	565,347	144,987

Net Investment Income	147,819	32,912

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	492,299	(317,506)
Change in unrealized appreciation (depreciation) on investments	1,434,588	672,864

Net realized & unrealized gains (losses) on investments	1,926,887	355,358

Net increase (decrease) in net assets resulting from operations	$2,074,706	$388,270

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$147,819	$43,017
Net realized gains (losses) from security transactions	492,299	3,940,824
Change in unrealized appreciation (depreciation) on investments	1,434,588	513,830

Net increase (decrease) in net assets from operations	2,074,706	4,497,671

Distributions
From net investment income	(42,868)	(249,880)

Decrease in net assets from distributions to shareholders	(42,868)	(249,880)

Capital Share Transactions

Proceeds from shares sold	28,240,749	8,044,440
Reinvestment of distributions	41,262	247,155
Amounts paid for shares redeemed	(6,310,542)	(1,230,765)

Net increase in net assets from capital share transactions	21,971,469	7,060,830

Total Increase (Decrease) in Net Assets	24,003,307	11,308,621

Net Assets
Beginning of year	30,273,968	18,965,347

End of year	$54,277,275	$30,273,968

Accumulated undistributed net investment income included in net assets	$147,968	$43,017

Capital Share Transactions
Shares sold	2,617,563	764,572
Shares issued in reinvestment of distributions	3,964	22,991
Shares redeemed	(588,036)	(115,874)

Net increase (decrease) in shares outstanding	2,033,491	671,689

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS - continued

	Mid Cap Value Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$32,912	$86,233
Net realized gains (losses) from security transactions	(317,506)	721,843
Change in unrealized depreciation on investments	672,864	(598,572)

Net increase (decrease) in net assets resulting from operations	388,270	209,504

Distributions
From net investment income	(50,620)	(91,112)

Decrease in net assets from distributions to shareholders	(50,620)	(91,112)

Capital Share Transactions
Proceeds from shares sold	1,250,974	169,931
Reinvestment of distributions	49,060	—
Redemption fee	—	86,238
Amounts paid for shares redeemed	(694,033)	(4,607,336)

Net increase (decrease) in net assets from capital share transactions	606,001	(4,351,167)

Total Increase (Decrease) in Net Assets	943,651	(4,232,775)

Net Assets
Beginning of year	9,984,938	14,217,713

End of year	$10,928,589	$9,984,938

Accumulated undistributed net investment income included in net assets	$32,869	$50,577

Capital Share Transactions
Shares sold	126,517	17,702
Shares issued in reinvestment of distributions	5,105	8,589
Shares redeemed	(69,816)	(514,976)

Net increase (decrease) in shares outstanding	61,806	(488,685)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended
	March 31, 2012		March 31, 2011	March 31, 2010	March 31, 2009		March 31, 2008
Net asset value, beginning of year	$11.41		$9.57	$5.08	$8.80		$15.71

Income (loss) from investment operations:
Net investment income (loss)	0.04	(b)	0.02 (b)	0.12	0.08		0.10
Net realized and unrealized gains (losses) on investments	0.14		1.93 (e)	4.45	(3.68)		(3.17)

Total income (loss) from investment operations	0.18		1.95	4.57	(3.60)		(3.07)

Less distributions:
From net investment income	(0.01)		(0.11)	(0.08)	(0.10)		(0.01)
From net realized gains	—		—	—	(0.02)		(3.83)

Total distributions	(0.01)		(0.11)	(0.08)	(0.12)		(3.84)

Net asset value, end of year	$11.58		$11.41	$9.57	$5.08		$8.80

Total Return(a)	1.58%		20.47%	90.14%	-41.11%		-21.57	%(c)

Ratios and Supplemental Data

Net assets, end of period	$54,277,275		$30,273,968	$18,965,347	$9,561,422		$15,141,843

Ratio of expenses to average net assets
After fee waivers and/or expense reimbursement by Adviser	1.32	%(f)	1.50%	1.50%	1.50	%(d)	1.50%
Before fee waivers and/or expense reimbursement by Adviser	1.58%		2.03%	2.30%	2.42%		2.14%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.36%		0.20%	1.58%	1.22	%(d)	0.77%
Before fee waivers and/or expense reimbursement by Adviser	0.10%		(0.33)%	0.78%	0.30%		0.13%
Portfolio turnover rate	214%		183%	165%	141%		85%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Calculated using the average shares method.
(c)	Total returns shown exclude the effect of applicable sales loads.
(d)	A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(f)	Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25%. Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended
	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009		March 31, 2008
Net asset value, beginning of year	$10.52	$9.89	$6.32	$10.65		$12.52

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08 (b)	0.07	0.15		0.18
Net realized and unrealized gains (losses) on investments	0.31	0.65 (e)	3.59	(4.34)		(1.92)

Total income (loss) from investment operations	0.34	0.73	3.66	(4.19)		(1.74)

Less distributions:
From net investment income	(0.05)	(0.10)	(0.09)	(0.14)		(0.13)

Total distributions	(0.05)	(0.10)	(0.09)	(0.14)		(0.13)

Net asset value, end of year	$10.81	$10.52	$9.89	$6.32		$10.65

Total Return(a)	3.29%	7.39%	57.97%	-39.52%		-14.02	%(c)

Ratios and Supplemental Data

Net assets, end of period	$10,928,589	$9,984,938	$14,217,713	$9,099,560		$14,181,769

Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement by Adviser	1.50%	1.50%	1.50%	1.50	%(d)	1.50%
Before fee waivers and/or expense reimbursement by Adviser	2.57%	2.52%	2.39%	2.47%		2.23%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.34%	0.82%	0.80%	1.73	%(d)	1.46%
Before fee waivers and/or expense reimbursement by Adviser	(0.73)%	(0.20)%	(0.09)%	0.76%		0.73%
Portfolio turnover rate	59%	111%	62%	77%		24%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Calculated using the average shares method
(c)	Total returns shown exclude the effect of applicable sales loads.
(d)	A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2012

NOTE 1. Organization

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Mid Cap Fund was formerly known as the Dean Large Cap Value Fund. The name change was effective March 31, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publicly traded partnerships are recorded as dividend income for book purposes. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Funds expect to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 2. Significant Accounting Policies – continued

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The following reclassifications were made for the year ended March 31, 2012:

	Paid in Capital	Accumulated Net Realized Gain (Loss) on Security Transactions
Mid Cap Fund	$(632,766)	$632,766

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 3. Securities Valuation and Fair Value Measurements – continued

generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 3. Securities Valuation and Fair Value Measurements – continued

The following is a summary of the inputs used at March 31, 2012 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$51,849,895	$—	$—	$51,849,895
Real Estate Investment Trusts	2,159,936	—	—	2,159,936
Money Market Securities	406,841	—	—	406,841

Total	$54,416,672	$—	$—	$54,416,672

*	Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at March 31, 2012 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$10,029,625	$—	$—	$10,029,625
Real Estate Investment Trusts	662,351	—	—	662,351
Money Market Securities	231,444	—	—	231,444

Total	$10,923,420	$—	$—	$10,923,420

*	Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. During the fiscal year ended March 31, 2012, the Funds had no transfers between Levels. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. Fees and Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. On July 18, 2011, the Board of Trustees approved interim investment advisory agreements between the Trust and the Adviser on behalf of each Fund. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. Prior to August 1, 2011, the Small Cap Fund’s management fee was 1.00% of its average daily net assets. For the fiscal year ended March 31, 2012, the Adviser earned fees, before the waiver described below, of $397,477 and $96,809 from the Small Cap Fund and the Mid Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 4. Fees and Transactions with Affiliates and Related Parties – continued

companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund through July 31, 2012. Prior to August 1, 2011, the Small Cap Fund’s expense cap was 1.50%. For the fiscal year ended March 31, 2012, the Adviser waived fees and reimbursed expenses of $110,319 and $102,935 for the Small Cap Fund and Mid Cap Fund, respectively. At March 31, 2012, the Adviser was owed $27,914 from the Small Cap Fund and $3,457 from the Mid Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund may be subject to potential recoupment by the Adviser through March 31, 2015.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2012, were as follows:

Fund	Amount	Expires March 31,
Small Cap Value Fund	$122,570	2013
	114,782	2014
	110,319	2015
Mid Cap Value Fund	$111,143	2013
	107,202	2014
	102,935	2015

Each Fund retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year ended March 31, 2012, HASI earned fees of $116,021 and $27,551 from the Small Cap Fund and Mid Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the period ended March 31, 2012, HASI was reimbursed $37,306 and $22,548 by the Small Cap Fund and Mid Cap Fund, respectively, for out-of-pocket expenses. As of March 31, 2012, HASI was owed $15,417 and $4,413 by the Small Cap Fund and Mid Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). Effective August 1, 2011, Huntington National Bank began serving as the Funds’ custodian. Prior to August 1, 2011, U.S. Bank served as the Funds’ custodian. For the fiscal year ended March 31, 2012, Huntington National Bank earned fees of $24,599 and $8,487 by the Small Cap Fund and Mid Cap Fund, respectively, and U.S. Bank earned fees of $9,226 and $3,573 by the Small Cap Fund and Mid Cap Fund, respectively, for custody services provided to the Funds. At March 31, 2012, the custodian was owed $1,157 by the Small Cap Value Fund and $157 by the Mid Cap Value Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2012. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund had adopted a Rule 12b-1 Plan (“Plan” or “Plans”) that allowed the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing. The Plan never became active for either Fund. The Funds eliminated the Plan effective as of August 1, 2011.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 5. Investments

For the fiscal year ended March 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases of portfolio securities	$113,234,019	$6,163,982

Proceeds from sales and maturities of portfolio securities	$90,753,024	$5,662,830

As of March 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$5,328,348	$1,294,498
Gross unrealized depreciation	(1,404,696)	(448,301)

Net unrealized appreciation (depreciation)	$3,923,652	$846,197

Federal income tax cost	$50,493,020	$10,077,223

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2012, affiliates of the Adviser owned 32.36% and 70.60% of the Small Cap Fund and the Mid Cap Fund, respectively. As a result, affiliates of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$42,868	$249,880

	$42,868	$249,880

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 8. Distributions to Shareholders – continued

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$50,620	$91,112

	$50,620	$91,112

As of March 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund
Undistributed ordinary income	$147,968	$32,869
Capital loss carryforward	(511,223)	(4,541,974)
Unrealized appreciation (depreciation)	3,923,652	846,197

	$3,560,397	$(3,662,908)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the amount of $438,613 for the Small Cap Fund and of $23,954 for the Mid Cap Fund.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2012, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Fund	Amount	Expires March 31,
Small Cap Value Fund	$511,223	2018
Mid Cap Value Fund	$2,113,057	2017
Mid Cap Value Fund	$2,135,365	2018
Mid Cap Value Fund	$293,552	N/A

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The $293,552 capital loss carryforward for the Mid Cap Value Fund may only be used to off-set future short-term gains and must be used before the Mid Cap Value Fund’s other capital loss carryforwards.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2012

NOTE 10. SPECIAL SHAREHOLDERS MEETING (Unaudited)

On December 12, 2011, Special Meetings of shareholders of the Funds were held to obtain approval of a new Investment Advisory Agreement and Sub-Advisory Agreement due to the change in the beneficial ownership of The C.H. Dean Companies, Inc., parent company of C.H. Dean Inc., through, which technical change of control of the Adviser may be deemed to have occurred. The results of the election were:

For the Small Cap Fund:

	For	Against	Abstained
To approve the Investment Advisory Agreement	2,411,951	13,842	11,338
To approve the Sub-Advisory Agreement	2,410,464	15,329	11,338

For the Mid Cap Fund:

	For	Against	Abstained
To approve the Investment Advisory Agreement	837,961	—	—
To approve the Sub-Advisory Agreement	837,961	—	—

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Suite 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Dean Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds (the “Funds”), comprised of the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund, as of March 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the Funds’ custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 30, 2012

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 61) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.
Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 23 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 56)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 50) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age – 45) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 36) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 23 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888)-899-8343 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited)

Renewal of the Interim Management Agreements between the Trust and Dean Investment Associates, LLC (the Advisor) and the Subadvisory Agreement between the Adviser and Dean Capital Management, LLC ( the Subadvisor), (the “Interim Agreements”) previously approved by the Board on behalf of the Dean Mid Cap and Small Cap Value Funds (the “Funds”) during a special meeting held on July 18, 2011, were considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on August 14 and 15, 2011 to consider the renewal of these management agreements and to conduct interviews of the Funds’ portfolio managers and their Advisers’ (and Subadvisers’) compliance personnel.

Legal Counsel explained that, as required by the 1940 Act, the Funds will solicit shareholder approval for new management and Subadvisory agreements to replace the Interim Agreements prior to their expiration. She explained that the Trustees were being asked to approve new management agreements between the Trust, on behalf of the Funds, and Dean Investment Associates (“Dean Investments”) and a new Subadvisory agreement between Dean Investment Associates and Dean Capital Management (“DCM”) (collectively, the “New Agreements”). She noted that the New Agreements will have the same material terms as the previous agreements, other than the effective date and reduced advisory and Sub-advisory fees for the Dean Small Cap Fund. She also noted that the Interim Agreements would be revised to remove the escrow provisions, since the applicable rule under the 1940 Act does not require a fund to escrow an Advisor’s fees provided that the Advisor did not transfer the advisory contract for a profit. She reminded the Trustees that, in this instance, the founder of the Advisor’s parent company had died, and that the distribution of his founder’s interest in the parent company from his trust to his heirs would result in a “change of control” of the Advisor.

Legal Counsel directed the Board’s attention to a memorandum included in the materials from Dean Investments, advising the Board that the Advisor had agreed to voluntarily reduce the Small Cap Fund’s advisory fee to 0.90%, and to further cap expenses of the Small Cap Fund at 1.25% for the coming year. She also noted that the Subadvisor had agreed to reduce its Subadvisory fee to 0.80%. Legal Counsel stated that the Advisor also was seeking Board approval to terminate each Fund’s 12b-1 plan effective as of August 1, 2011.

Legal Counsel explained that each New Agreement is identical to the current agreement that it is replacing, including with respect to the nature and scope of services to be provided, the level of compensation, as well as the liability and termination provisions, except that the advisory fee for the Small Cap Fund has been lowered. She noted that each New Agreement would become effective as of the date that shareholders of the applicable Fund approve such Agreement, and would remain in effect for two years and annually thereafter, subject to review and approved of the Board. In addition, she noted that Dean Investments has agreed to enter into new expense limitation arrangements with each Fund at 1.25% for the Small Cap Fund and 1.50% for the Mid Cap Fund.

Legal Counsel explained that on behalf of the Trust and subject to authorization by the Board, HASI would prepare and submit a proxy statement soliciting approval of the new Agreements from the Funds’ shareholders at a special meeting called for this purpose. She noted that, under rules adopted by the SEC staff, the Funds will be required to disclose in the proxy statement the basis for the Board’s approval of each Agreement and the Board’s recommendation as to whether shareholders should approve each new Agreement. She noted that the discussion must include, in reasonable detail, the material factors and the conclusions that formed the basis for the Board’s approval.

Legal Counsel confirmed that, prior to the meeting, HASI had requested on behalf of the Board that the Advisor and Sub-Advisor provide the information necessary to make its determination. She noted the Administrator’s letter to Dean Investments and DCM, as well as their responses and related exhibits, had been included in the Board materials sent prior to the meeting. Legal Counsel explained that in determining whether to approve the Agreements, the Board may, in addition to other factors, rely upon comparisons of the services to be rendered and the advisory fees to be paid by the applicable Fund compared to those paid by similar investment companies. She noted that the Administrator had prepared comprehensive expense and performance reports for each Fund, which compared each Fund’s performance record, investment advisory fees and total expenses to those of other investment companies with similar investment objectives, management styles and assets under management as selected by the administrator (the “peer group”).

The Trustees noted that the materials provided included the following detailed information: (i) letters setting forth the Advisor’s and Subadvisor’s responses to a detailed series of questions from the Administrator regarding, among other things, the services provided to the Funds, reports on the use of soft dollar arrangements and the Advisor’s profitability from managing the Funds, as well as ideas for future growth of the Funds, (ii) CCO certification that the Advisor and Subadvisor have adopted compliance programs that are reasonably designed to prevent violations of federal securities laws by the Funds, (iii) the Advisor’s and the Subadvisor’s Forms ADV, (iv) a balance sheet and income statement for C.H. Dean Holding Co. (consolidated) and the Subadvisor’s preliminary balance sheet and income statement for the period ended May 31, 2011; (v) reports provided by the Administrator regarding the

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited) – continued

Funds’ performance for the past three month, one-, three-, five-, and ten-year periods ending June 30, 2011 and comparisons of the same to the Funds’ benchmarks and peer group for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to such Fund’s peer group.

The Trustees contacted Dean Investment’s President and the Advisor’s Chief Compliance Officer, to discuss the advisory fee reduction for the Small Cap Fund and the request to terminate the Funds’ 12b-1 Plans. The Trustees also questioned them about the 15(c) materials provided. Dean Investment’s President gave his outlook on the markets and the Funds’ strategies for the coming year. The Advisor’s CCO discussed the Advisor’s marketing plans for the Funds. She stated that the Advisor believed that terminating the Funds’ 12b-1 plans would allow the Funds to be more marketable in the institutional marketplaces. After all of their questions had been answered, the Trustees thanked them for their time and the Advisor’s representatives left the meeting.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor and Sub-advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Trustees in connection with its review of the Funds’ advisory and Subadvisory arrangements. As a result, the Trustees noted as follows:

(i) The Nature, Extent and Quality of Services –The Trustees reviewed the responses from the Advisor as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Trustees noted that the Advisor has entered into a Subadvisory agreement with its affiliate, DCM. The Trustees noted that the Advisor provides the support of various administrative and professional staff, including equity traders and a chief compliance officer. They also noted that the Sub-advisor provides the Funds’ portfolio managers, who make all investment decisions for the Funds and who have experience managing the Funds. The Trustees determined that the Advisor’s and Sub-advisor’s resources appear adequate. The Trustees noted that neither the Advisor nor the Sub-advisor had proposed any changes to the level of services provided to the Funds. They also noted that representatives of the Advisor had represented to the Board that the change in ownership at the holding company level would not change the management of the Advisor or how the Funds are managed.

The Trustees noted that, in addition to the Funds, the Advisor also manages certain separate and wrap accounts with investment objectives and strategies similar to the Funds. As a result, the Trustees sought and received assurances from the Advisor that trades were being allocated fairly among the Funds and these accounts, given the potential for conflict of interest in managing accounts side-by-side.

The Trust noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year. The Trustees further noted that the CCO had reviewed the Advisor’s and the Sub-advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws by the Funds.

(ii) Fund Performance – The Trustees discussed each Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Trustees noted that the Administrator reported that for the one-, five- and ten- year periods ended June 30, 2011, the Mid-Cap Fund had underperformed its benchmark and peer group averages. They noted that the Fund recently had changed its investment strategy from large- to mid-cap in March 2011, and that the Advisor and Sub-advisor deserved more time to develop the new mid-cap strategy. They also noted that the Mid-Cap Fund had a positive return of 22.4% for the one-year ended June 30, 2011. The Trustees noted that the Administrator had reported that for the one-, five- and ten-year periods ended June 30, 2011, the Small Cap Fund had outperformed its peer group average.

The Committee noted that both the Mid Cap Fund and the Small Cap Fund had underperformed the Advisor’s similarly-managed separate accounts, but also noted that the separate account composite performance is presented gross of fees. The Advisor reported that it monitors any differences in performance. The Advisor stated that the Funds use a similar process to the separate accounts but that the cash is lower in the Funds due to restrictions on their investment strategies. The Advisor stated that the difference is partially attributable to the Funds having a portfolio composition slightly different from, and higher expenses than, the separate accounts.

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited) – continued

(iii) Fee Rates and Profitability – The Trustees confirmed that the Advisor had agreed to lower the Small-Cap Fund’s expense cap as of August 1, 2011 through July 31, 2012. They noted that the Advisor would agree to cap certain operating expenses of the Small Cap Fund at 1.25% and of the Mid Cap Fund at 1.50% for that period. The Trustees stated that it appeared that the Advisor had the financial means to support its obligations to the Funds.

The Trustees noted that the Advisor had voluntarily agreed to lower its management fee for the Small Cap Fund, effective August 1, 2011, to 0.90% which was consistent with fees charged by the Advisor to separately managed small cap accounts of less than $10 million in its published fee schedule. The Trustees noted that, although the Mid Cap Fund paid an advisory fee of 1.00%, which fee was higher than its peer group average and those fees charged to the Advisor’s mid cap separate accounts, the Advisor had agreed to cap the Mid Cap Fund’s expenses and, as a result, the Fund’s net expense ratio was consistent with the median expense ratio of its peer group. The Trustees noted that the Sub-advisor’s fees for the Funds were paid out of the Advisor’s fees, not by the Fund. The Advisor reported that the Funds’ advisory fees typically were higher than those of separate and wrap accounts due to the higher regulatory, distribution, and servicing costs imposed on the Funds. The Trustees noted that the Advisor had waived most of its advisory fees with respect to the Mid Cap Fund in order to maintain the Fund’s expense cap and that it had waived approximately one-half of its advisory fees with respect to the Small Cap Fund in order to maintain the Fund’s expense cap. As a result, the Trustees determined that the Advisor’s profits were not substantial.

The Trustees also reviewed a report from the Advisor regarding so-called soft dollar arrangements. They noted that the Advisor does not cause the Funds to pay up for brokerage transactions executed by brokers who provide research services to the Advisor. The Advisor reported that the Funds’ brokerage transactions are executed through a trading platform that allows for credits against Bloomberg services costs if certain thresholds are met. The Advisor confirmed that the commission rate paid by the Funds was $0.02 per share.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Trustees determined that the Funds’ advisory fees and Subadvisory fees were reasonable, based on the quality of services provided to the Funds, and unanimously voted to approve the Funds’ new Management and Subadvisory Agreements. The Trustees also directed the officers of the Trust to prepare and file a proxy statement on behalf of the Funds, advising shareholders of a special meeting to approve the new Agreements, and recommending that shareholders vote for the approval of the new Agreements.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

John C. Swhear, Senior Vice President & Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	The Dean Funds:	FY 2012	$22,000
		FY 2011	$22,000
(b)	Tax Fees
	Registrant
	The Dean Funds:
		FY 2012	$5,000
		FY 2011	$5,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c)	All Other Fees

	Registrant
	The Dean Funds:	FY 2012	$0
		FY 2011	$0

(d) (1)        Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedule filed with Item 1.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of May 30, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	5/30/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	5/30/2012

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	5/30/2012